Exhibit 10(27)

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

     SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Sixth Amendment"), dated as of January 1, 1998, among AXSYS TECHNOLOGIES, INC. (f/k/a VERNITRON CORPORATION), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANQUE PARIBAS, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, the Banks are willing to amend certain provisions of the Credit Agreement, subject to and on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:


     I. Section 3.01(a) of the Credit Agreement is hereby amended by (i) deleting the reference to "1/2" contained therein and (ii) inserting a reference to "3/8" in lieu thereof.

     2. Section 9.08 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.08(a) in its entirety and (ii) inserting the following new Section 9.08(a) in lieu thereof:

          "9.08 Capital Expenditures. (a) The Borrower will not and will not permit any of its Subsidiaries to, make any expenditure which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles and including Capitalized Lease Obligations) (collectively, "Capital Expenditures"), except that (x) during the period (taken as one accounting period) commencing on the Initial Borrowing Date and ending on December 31, 1996, the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed $2,900,000 during such period and (y) during any calendar year thereafter the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed the amount set forth opposite such fiscal year below:

          Fiscal Year                        Amount
          -----------                        ------
          1997                               $5,000,000
          1998 and each
          fiscal year
          thereafter                         $7,500,000

     For purposes of this Section 9.08,  asset purchases made in accordance with
     Section 9.02(viii) shall not constitute Capital Expenditures for purposes of this Section 9.08 and refinancings of existing Capitalized Lease
     Obligations effected in accordance with Section 9.05(v) shall not constitute Capital Expenditures for purposes of this Section 9.08."


     3. Section 9.09 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.09 in its entirety and (ii) inserting the following new Section 9.09 in lieu thereof:

          "9.09 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ended on the last day of any fiscal quarter to be less than the ratio set forth below opposite such date:

           Fiscal Quarter Ended              Ratio
           --------------------              -----
           June 30, 1996                     1.15 : 1.00
           September 30, 1996                1.15 : 1.00
           December 31, 1996                 1.15 : 1.00
           March 31, 1997                    1.15 : 1.00
           June 30, 1997                     1.15 : 1.00
           September 30, 1997
           and each fiscal
           quarter thereafter                1.20 : 1.00"

     4. Section 9.10 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.10 in its entirety and (ii) inserting the following new Section 9.10 in lieu thereof:

          "9.10 Interest Coverage Ratio. The Borrower will not permit the ratio of its Consolidated EBITDA to its Consolidated Cash Interest Expense for any Test Period ended on the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such date:



           Fiscal Quarter Ended              Ratio
           --------------------              -----
           June 30, 1996                     2.85 : 1.00
           September 30, 1996                2.85 : 1.00
           December 31, 1996                 3.25 : 1.00
           March 31, 1997                    3.10 : 1.00
           June 30, 1997                     3.30 : 1.00
           September 30, 1997                3.65 : 1.00
           December 31, 1997
           and each fiscal
           quarter thereafter                3.50 : 1.00"

     5. Section 9.11 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.11 in its entirety and (ii) inserting the following new Section 9.11 in lieu thereof:

          "9.11 Consolidated Indebtedness to Consolidated EBITDA. The Borrower will not permit on any date set forth below the ratio of (x) Consolidated Indebtedness at such time to (y) its Consolidated EBITDA for the Test Period then ended to be greater than the ratio set forth below opposite such date:

           Fiscal Quarter Ended              Ratio

           June 30, 1996                     3.50 : 1:00
           September 30, 1996                3.50 : 1.00
           December 31, 1996                 3.00 : 1.00
           March 31, 1997                    3.20 : 1.00
           June 30, 1997                     3.00 : 1.00
           September 30, 1997                2.75 : 1.00
           December 31, 1997
           and each fiscal
           quarter thereafter                2.00 : 1.00"

     6. Section 9.12 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.12 in its entirety and (ii) inserting the following new Section 9.12 in lieu thereof:

          "9.12 Minimum Consolidated EBITDA. The Borrower will not permit its Consolidated EBITDA for any Test Period ended on the last day of any fiscal quarter set forth below to be less than the amount set forth below opposite such date:

           Fiscal Quarter Ended              Minimum Amount
           --------------------              --------------
           June 30, 1996                     $ 1,700,000
           September 30, 1996                $ 4,250,000
           December 31, 1996                 $ 7,800,000
           March 31, 1997                    $ 9,600,000
           June 30, 1997                     $10,900,000
           September 30, 1997                $11,500,000
           December 31, 1997
           and each fiscal
           quarter thereafter                $12,500,000"

     7. Section 9.13 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.13 in its entirety and (ii) inserting the following new Section 9.13 in lieu thereof:

          "9.13 Minimum Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth for any Test Period ended on the last day of any fiscal quarter set forth below to be less than the amount opposite such date:

                                             Minimum Consolidated
           Period Ended                      Net Worth
           ------------                      ---------
           June 30, 1996                     $14,800,000
           September 30, 1996                $15,250,000
           December 31, 1996                 $16,250,000
           March 31, 1997                    $16,750,000
           June 30, 1997                     $17,750,000
           September 30, 1997                $18,750,000
           December 31, 1997
           and each fiscal
           quarter thereafter                $30,000,000"

     8. Section 9.14 of the Credit  Agreement is hereby  amended by (i) deleting
Section 9.14 in its entirety and (ii) inserting the following in lieu thereof:

          "9.14 Maximum Leverage. [Intentionally Omitted]."


     9. Section 9.22 of the Credit Agreement is hereby amended by (i) deleting the reference to "55" contained therein and (ii) inserting a reference to "60" in lieu thereof.

     10. The definition of "Applicable Margin" contained in Section 11 of the Credit Agreement is hereby amended by (i) deleting the definition of "Applicable Margin" in its entirety and (ii) inserting the following new definition of "Applicable Margin" in lieu thereof:

     "Applicable Margin" shall mean a percentage per annum equal to (A) in the case of Eurodollar Loans, (i) if the ratio of (x) the Consolidated Indebtedness to (y) Consolidated EBITDA is less than .50:1.00, then the Applicable Margin equals 0.75%, (ii) if the ratio of (x) the Consolidated Indebtedness to (y) Consolidated EBITDA is greater than or equal to .50:1.00 but less than 1.00:1.00, then the Applicable Margin equals 1.00%; (iii) if the ratio of (x)
the Consolidated Indebtedness to (y) Consolidated EBITDA is greater than or equal to 1.00:1.00 but less than 1.50:1.00, then the Applicable Margin equals 1.25%; and (iv) if the ratio of (x) the Consolidated Indebtedness to (y) Consolidated EBITDA is greater than or equal to 1.50:1.00 but less than 2.00:1.00, then the Applicable Margin equals 1.50% and (B) in the case of Base Rate Loans, then the Applicable Margin equals 0%; the ratio of Consolidated Indebtedness to Consolidated EBITDA shall be determined by delivery of an officer's certificate of the Borrower to the Banks pursuant to Section 8.01(f), which certificate shall set forth the calculation of the ratio of Consolidated Indebtedness to Consolidated EBITDA for the applicable period. The ratio so determined shall apply, except as set forth below, from the date on which such officer's certificate is delivered to the Agent to the earlier of (x) the date on which the next certificate is delivered to the Agent pursuant to Section 8.01(f) and (y) the 45th day following the first day of the fiscal quarter immediately following the delivery of such certificate to the Agent. Notwithstanding anything to the contrary contained above, the Applicable Margin shall be 1.50% in the case of Eurodollar Loans (and will remain 0% in the case of Base Rate Loans) (a) if no officer's certificate has been delivered to the Banks pursuant to Section 8.01(f) or the financial statements upon which any such calculations are based have not been delivered, until such a certificate and/or financial statements are delivered and (b) at all times when there shall exist a Default or Event of Default".

     11. The definition of "Change in Control" contained in Section 11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new definition:

          "Change of Control" shall mean (i) the direct or indirect acquisition by any Person or group (as such term is defined in Section 13(d)(3) of the Securities Exchange Act) of the beneficial ownership (as such term is defined in Rule 13D-3 promulgated under the Securities Exchange Act) of 20% or more of the outstanding shares of the common stock of the Borrower or
     (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors.

     12. Notwithstanding anything to the contrary contained in the Credit Agreement (including Section 9.06) but only so long as there exists no Default or Event of Default, the Borrower shall be permitted to purchase up to $2,000,000, in the aggregate, of Common Stock of the Company in open market transactions during the period beginning on the Sixth Amendment Effective Date.

     13.  Schedule I to the Credit  Agreement is hereby  amended by (i) deleting
Schedule I in its entirety and (ii) inserting in lieu thereof a new Schedule I thereto the Schedule I attached hereto which reflects the existing commitments of the Banks as of the Sixth Amendment Effective Date.

     14. In order to induce the Banks to enter into this Sixth Amendment, the Borrower hereby represents and warrants that on the Sixth Amendment Effective Date, both before and after giving effect to this Sixth Amendment and the transactions contemplated hereby, (i) no Default or Event of Default shall exist, (ii) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all materials respects as of such specified date) and (iii) the Borrower shall have paid to the Agent all unpaid costs and expenses (including legal fees and expenses) of the Agent.

     15. This Sixth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     16. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     17. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     18. This Sixth Amendment shall become effective as of the date hereof (the "Sixth Amendment Effective Date") when each Credit Party, the Required Banks and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Sixth Amendment to be duly executed and delivered as of the date first above written.


                                        AXSYS TECHNOLOGIES, INC.
                                        as Borrower

                                        By   /s/  Louis D. Mattielli
                                             -----------------------------------
                                        Name:     Louis D. Mattielli
                                        Title:    Vice President-General Counsel
                                                  and Secretary


                                        PRECISION AEROTECH, INC.,
                                        as Subsidiary Guarantor

                                        By   /s/  Louis D. Mattielli
                                             -----------------------------------
                                        Name:     Louis D. Mattielli
                                        Title:    Vice President-General Counsel
                                                  and Secretary


                                        SPEEDRING, INC.
                                        as Subsidiary Guarantor

                                        By   /s/  Louis D. Mattielli
                                             -----------------------------------
                                        Name:     Louis D. Mattielli
                                        Title:    Vice President-General Counsel
                                                  and Secretary


                                        SPEEDRING SYSTEMS, INC.,
                                        as Subsidiary Guarantor

                                        By   /s/  Louis D. Mattielli
                                             -----------------------------------
                                        Name:     Louis D. Mattielli
                                        Title:    Vice President-General Counsel
                                                  and Secretary

                                        TELETRAC, INC.,
                                        as Subsidiary Guarantor

                                        By   /s/  Louis D. Mattielli
                                             -----------------------------------
                                        Name:     Louis D. Mattielli
                                        Title:    Vice President-General Counsel
                                                  and Secretary


                                        BANQUE PARIBAS, individually, as
                                        Agent and as Collateral Agent

                                        By   /s/  Donald J. Ercole
                                             -----------------------------------
                                        Name:     Donald J. Ercole
                                        Title:    Managing Director


                                        By   /s/  Edward Irwin
                                             -----------------------------------
                                        Name:     Edward Irwin
                                        Title:    Director


                                        PARIBAS CAPITAL FUNDING LLC

                                        By   /s/  Jeffrey J. Youle
                                             -----------------------------------
                                        Name:     Jeffrey J. Youle
                                        Title:    Director


                                        IBJ SCHRODER BANK & TRUST COMPANY

                                        By   /s/  Mark H. Minter
                                             -----------------------------------
                                        Name:     Mark Minter
                                        Title:    Director

                                        FLEET BANK, N.A.

                                        By   /s/  Robert Isaksen
                                             -----------------------------------
                                        Name:     Robert Isaksen
                                        Title:    Vice President

                                                                      SCHEDULE I

                                   COMMITMENTS
================================================================================
                                                      Revolving
      Bank                                            Loan Commitment
      ----                                            ---------------
--------------------------------------------------------------------------------
      Banque Paribas                                  $ 2,444,444.45
--------------------------------------------------------------------------------
      Paribas Capital Funding LLC                     $ 1,855,333.33
--------------------------------------------------------------------------------
      First Source Financial LLP                      $ 2,499,444.44
--------------------------------------------------------------------------------
      IBJ Schroder Bank & Trust Company               $ 2,100,388.89
--------------------------------------------------------------------------------
      Fleet Bank, N.A.                                $ 2,100,388.89
                                                      --------------
--------------------------------------------------------------------------------
                Total                                 $11,000,000.00
================================================================================